UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 05, 2025
Date of Report (date of earliest event reported)
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NETSCOUT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	000-26251 (Commission File Number)	04-2837575 (I.R.S. Employer Identification Number)
310 Littleton Road Westford, MA 01886
(Address of principal executive offices and zip code)
(978) 614-4000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
CommonStock	NTCT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
[Emerging growth company    ☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On May 8, 2025, NetScout Systems, Inc. (the “Company”) issued a press release regarding its financial results for the fourth fiscal quarter and the fiscal year 2025 each ended March 31, 2025, its expectations of future performance and its intention to hold a conference call regarding these topics. The Company's press release is furnished as Exhibit 99.1 to this report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirements of Chief Financial Officer and Chief Operating Officer

On May 5, 2025, Jean Bua informed the Board of Directors (the “Board”) of the Company of her intention to step down as Chief Financial Officer of the Company, effective May 31, 2025 (the “Effective Date”), as she transitions toward retirement. The Company has entered into a transition agreement (the “Bua Transition Agreement”) with Ms. Bua, pursuant to which Ms. Bua will continue as an employee of the Company in the capacity of Senior Advisor through June 30, 2026, subject to her earlier termination or resignation (the “Bua Separation Date”). She will continue to receive her existing base compensation and benefits through the Bua Separation Date. In addition, Ms. Bua will remain eligible to receive her annual incentive bonus for the fiscal year ended March 31, 2025, but will not be entitled to receive an annual incentive bonus for any other year. Through the Bua Separation Date, Ms. Bua will also be eligible to vest, in accordance with their terms, in any outstanding awards under the Company’s 2019 Equity Incentive Plan, as amended (the “2019 Plan”) of (i) time-based restricted stock units (“RSUs”), subject to her continued service with the Company through the applicable vesting dates, and (ii) performance-based RSUs (“PSUs”), subject to achievement of the applicable performance goals over the relevant performance periods, if and as certified by the Compensation Committee of the Board (the “Compensation Committee”), and subject to her continued service with the Company through the dates on which the Compensation Committee certifies achievement of the performance goals. In the event that, prior to the Bua Separation Date, Ms. Bua’s employment is terminated without Cause (as defined in the 2019 Plan) following a Change in Control (as defined in the 2019 Plan), Ms. Bua will be entitled to (i) continued payment of base salary through June 30, 2026, less applicable withholdings and deductions, and (ii) continued eligibility for vesting of PSUs through June 30, 2026 (and payment thereunder to the extent the Compensation Committee certifies performance achievement on or before such date). After the Bua Separation Date, it is expected that Ms. Bua will remain a non-employee advisor to the Company with the same duties and responsibilities as set forth in the Bua Transition Agreement and will not receive further compensation other than continued vesting of her RSUs in accordance with their terms. Such non-employee advisory period will end when all her outstanding RSUs are fully vested. In the event that there is a Change in Control (as defined in the 2019 Plan) while Ms. Bua is serving as an employee or non-employee advisor of the Company, all of her unvested RSUs, to the extent not otherwise accelerated under the terms of the 2019 Plan, will automatically vest in full simultaneously with such Change in Control. Ms. Bua’s Amended and Restated Severance Agreement was terminated upon entering into the Bua Transition Agreement.

The foregoing description of the Bua Transition Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which will be filed as exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Also on May 5, 2025, Michael Szabados informed the Board of his intention to step down as Chief Operating Officer of the Company, effective as of the Effective Date, as he transitions toward retirement. The Company has entered into a transition agreement (the “Szabados Transition Agreement”) with Mr. Szabados, pursuant to which Mr. Szabados will continue as a full-time employee of the Company in the capacity of Senior Advisor through June 30, 2026, subject to his earlier termination or resignation (the “Szabados Employment Separation Date”). He will continue to receive his existing base compensation and benefits through the Szabados Employment Separation Date. In addition, Mr. Szabados will remain eligible to receive his annual incentive bonus for the fiscal year ended March 31, 2025, but will not be entitled to receive an annual incentive bonus for any other year. Through the Szabados Employment Separation Date and as long as he continues to serve on the Board, Mr. Szabados will have the same duties and responsibilities as forth in the Szabados Transition Agreement and Mr. Szabados will also be eligible to vest, in accordance with their terms, in any outstanding awards under the 2019 Plan of time-based RSUs, subject to his continued service with the Company through the applicable vesting dates. Through the Szabados Employment Separation Date (but not during any periods thereafter including any service on the Board), Mr. Szabados will also be eligible to vest, in accordance with their terms, in any outstanding awards under the 2019 Plan of PSUs, subject to achievement of the applicable performance goals over the relevant performance periods, if and as certified by the Compensation Committee, and subject to his continued employment with the Company through the dates on which the Compensation Committee certifies achievement of the performance goals. In the event that prior to the Szabados Employment Separation Date, Mr. Szabados’ employment is terminated without Cause (as defined in the 2019 Plan) following a Change in Control (as defined in the 2019 Plan), Mr. Szabados will be entitled to (i) continued payment of base salary through June 30, 2026, less applicable withholdings and deductions, and (ii) continued eligibility for vesting of PSUs through June 30, 2026 (and payment thereunder to the extent the Compensation Committee certifies performance achievement on or before such date). In the event that there is a Change in Control (as defined in the 2019 Plan) while Mr. Szabados is serving as an employee, advisor or member of the Board of Directors of the Company, all of his unvested RSUs, to the extent not otherwise accelerated under the terms of the 2019 Plan, will vest in full simultaneously with such Change in Control. Mr. Szabados’ Amended and Restated Severance Agreement was terminated upon entering into the Szabados Transition Agreement.

Following the Effective Date, Mr. Szabados will continue to serve as a Class III member and Vice Chairman of the Board. However, Mr. Szabados will not be eligible to receive compensation under the Company’s non-employee director compensation policy until after the conclusion of his full-time employment as a Senior Advisor with the Company and will not receive equity awards under the non-employee director compensation policy until all RSUs granted prior to the Szabados Employment Separation Date have fully vested.

The foregoing description of the Szabados Transition Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, a copy of which will be filed as exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

NetScout’s Chairman and Chief Executive Officer and the Board as a whole thank Ms. Bua and Mr. Szabados for their long service and dedication to NetScout and its stockholders.

Appointments of Chief Financial Officer and Chief Operating Officer

On May 6, 2025, the Board appointed Anthony Piazza as the Company’s Executive Vice President and Chief Financial Officer and Sanjay Munshi as the Company’s Chief Operating Officer, each effective as of June 1, 2025 (the “Start Date”). In his capacity as Chief Financial Officer, Mr. Piazza will serve as the Company’s “principal financial officer”.

Mr. Piazza, age 54, joined the Company in 2015 as its Vice President of Finance and was named SVP of Corporate Finance in July 2022 and Deputy Chief Financial Officer in May 2024. Prior to joining the Company, Mr. Piazza worked at Iron Mountain from 1997 to 2014, rising to the level of SVP of Enterprise Finance. His previous roles at Iron Mountain included SVP of Global Real Estate, VP of Real Estate Finance & Operations, Assistant Treasurer, and Acquisition & SEC Reporting Accountant. In all, his responsibilities included management of critical finance, accounting, and control functions; the financial integration of multiple mergers and acquisitions; long-term strategic planning for the Company’s real estate portfolio; and investor relations. From 1993 to 1997, Mr. Piazza was a senior auditor at Grant Thornton. Mr. Piazza received his B.S. in Accountancy and his M.B.A. both from Bentley University and is a Certified Public Accountant.

Mr. Munshi, age 57, joined the Company in 2017 and has served in various roles with increased responsibilities at the Company, including as Deputy Chief Operating Officer from April 2024 to April 2025, Senior Vice President, Products from February 2021 to April 2024, and Vice President, Product Management from February 2017 to February 2021. Prior to joining the Company, he served as Senior Director, Product Management and Marketing of Brocade from 2010 to 2017 and Director, Product Management of Extreme Networks from 2006 to 2010. Mr. Munshi received his Bachelor in Technology in Electronics and Communication Engineering from the National Institute of Technology in India and his Masters of Science in Computer Engineering from San Jose State University.

In connection with their respective promotions, the Company entered into new offer letter agreements with each of Messrs. Piazza and Munshi setting forth their respective compensation terms. These offer letter agreements provide for at-will employment and contain standard confidentiality, non-solicitation and assignment of intellectual property provisions.
Under the terms of Mr. Piazza’s offer letter agreement, he will be paid a base salary of $350,000 and will be eligible to receive an annual incentive bonus with an initial target bonus opportunity of 71.4% of his base salary and will receive a grant of 18,000 RSUs and 12,000 PSUs under the 2019 Plan, subject to the Company’s standard terms and conditions and the requirements of the Company’s PSU program.

Under the terms of Mr. Munshi’s offer letter agreement, he will be paid a base salary of $350,000 and will be eligible to receive an annual incentive bonus with an initial target bonus opportunity of 57.1% of his base salary and will receive a grant of 15,000 RSUs and 10,000 PSUs under the 2019 Plan, subject to the Company’s standard terms and conditions and the requirements of the Company’s PSU program.

Messrs. Piazza and Munshi will also each enter into the Company’s form of Severance Agreement for executive officers other than the Chief Executive Officer, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 1, 2012, which agreement provides certain payments in the event that such executive officer is terminated without cause (as defined in the applicable agreement) or resigns for good reason (as defined in the applicable agreement) at any time prior to a change in control (as defined in the applicable agreement) of the Company or within one year thereafter. In such event, such executive officer will receive 12 months of his then-

current salary, and if such termination occurs after a change of control, such executive officer will also receive a prorated amount of his annual incentive bonus target, based on the months elapsed in such year that in any event will not be less than 50% of his annual incentive bonus target, and accelerated vesting of any outstanding unvested equity awards under the 2019 Plan, or any successors thereto, that would have vested or become exercisable within one year of such termination.

Messrs. Piazza and Munshi will also each enter into the Company’s standard form of indemnification agreement for executive officers, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2013, filed with the SEC on January 28, 2014.

Appointment of Principal Accounting Officer

In connection with Ms. Bua’s retirement and Mr. Piazza’s promotion, the Company appointed Eric Watt, the Company’s Chief Accounting Officer, as the Company’s “principal accounting officer” effective as of the Start Date.

Mr. Watt, age 48, has served as the Company’s Chief Accounting Officer since January 2025. Prior to joining NetScout, Mr. Watt served as Vice President of Finance at Appfire, a privately held company in the enterprise collaboration software space, from May 2022 to December 2024. From March 2020 to April 2022, he served as Chief Accounting Officer at Shorelight, a privately held company in the higher education international student marketplace in the United States. Prior to his private company experience, Mr. Watt served in public companies, including as Vice President of Finance and Corporate Controller at Insulet Corporation, a medical device company, and as Vice President of Finance and Corporate Controller at EnerNOC Inc., a provider of energy demand response networks and energy intelligence software. Mr. Watt served in the audit and assurance practice for PricewaterhouseCoopers and Ernst and Young, leaving Ernst and Young as an audit manager. Mr. Watt received his Bachelor of Science in Business Administration in Accounting from Bryant College and is a Certified Public Accountant.

Other than as described above, there are no arrangements or understandings between Messrs. Piazza, Munshi and Watt and any other person pursuant to which either of Messrs. Piazza, Munshi or Watt was selected as an officer of the Company. None of Messrs. Piazza, Munshi or Watt, nor any member of their respective immediate families, has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act. Furthermore, there is no family relationship between Messrs. Piazza, Munshi or Watt and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby furnishes the following exhibit:

Exhibit Number	Description
99.1	Press release dated May 8, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of May, 2025.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Name:	Jean Bua
Title:	Executive Vice President and Chief Financial Officer